UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

                   QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
                    REGISTERED MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-08476
                                                     ---------

                    The Gabelli Global Multimedia Trust Inc.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
              ----------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                    Date of reporting period: March 31, 2007
                                             ----------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.
The Schedule(s) of Investments is attached herewith.


                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                              First Quarter Report
                                 March 31, 2007


TO OUR SHAREHOLDERS,

      During the first quarter of 2007, The Gabelli Global Multimedia Trust's (the "Fund") total return rose 6.23% on a net asset value ("NAV") basis, while the Morgan Stanley Capital International ("MSCI") World Free Index was up 2.50% and the Lipper Global Multi-Cap Growth Fund Average gained 2.96%. The Fund's market price on March 31, 2007 was $12.99, which equated to a 12.29% discount to its NAV of $14.81 at the end of the quarter. The Fund's market price, adjusted for distributions, appreciated by 7.09% during the first quarter of 2007.

      Enclosed is the investment portfolio as of March 31, 2007.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2007 (A)
                -------------------------------------------------

                                                                                                             Since
                                                                                                           Inception
                                                       Quarter   1 Year    3 Year     5 Year     10 Year   (11/15/94)
                                                       -------   ------    ------     ------     -------   ----------
  GABELLI GLOBAL MULTIMEDIA TRUST
    NAV TOTAL RETURN (B)............................    6.23%    28.85%     14.70%     9.78%     13.29%      12.71%
    INVESTMENT TOTAL RETURN (C) ....................    7.09     32.28      16.44     10.35      14.41       12.13
  Nasdaq Composite Index............................    0.26      3.50       6.69      5.59       7.08        9.75
  MSCI World Free Index.............................    2.50     15.44      14.63     10.39       7.86        9.19(d)
  Lipper Global Multi-Cap Growth Fund Average.......    2.96     12.73      14.71     10.07      10.74       11.54

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE NASDAQ COMPOSITE AND MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") WORLD FREE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.
(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                           MARCH 31, 2007 (UNAUDITED)

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               COMMON STOCKS -- 96.4%
               COPYRIGHT/CREATIVITY COMPANIES -- 45.5%
               BUSINESS SERVICES: ADVERTISING -- 0.9%
      40,000   Clear Channel Outdoor
                 Holdings Inc., Cl. A+ ......  $  1,052,400
      20,000   Harte-Hanks Inc. .............       551,800
       4,200   Havas SA .....................        24,181
       7,000   JC Decaux SA .................       206,562
       2,000   Publicis Groupe ..............        96,608
       4,000   R. H. Donnelley Corp.+ .......       283,560
                                               ------------
                                                  2,215,111
                                               ------------
               COMPUTER HARDWARE -- 0.2%
       4,000   Apple Inc.+ ..................       371,640
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 3.4%
      55,333   Activision Inc.+ .............     1,048,007
       5,000   America Online Latin
                 America Inc., Cl. A+ (a) ...            10
       3,000   Atlus Co. Ltd ................        16,930
       9,473   CNET Networks Inc.+ ..........        82,510
       3,230   EarthLink Inc.+ ..............        23,740
       5,000   eBay Inc.+ ...................       165,750
       5,800   Electronic Arts Inc.+ ........       292,088
       1,000   EMC Corp.+ ...................        13,850
       4,600   Google Inc., Cl. A+ ..........     2,107,536
      10,000   Jupitermedia Corp.+ ..........        66,200
      13,800   Mobius Management Systems Inc.+      101,706
       5,000   NAVTEQ Corp.+ ................       172,500
     150,000   Yahoo! Inc.+ .................     4,693,500
                                               ------------
                                                  8,784,327
                                               ------------
               CONSUMER PRODUCTS -- 2.9%
       5,000   Lenox Group Inc.+ ............        32,900
      30,000   Mattel Inc. ..................       827,100
      22,500   Nintendo Co. Ltd .............     6,539,588
                                               ------------
                                                  7,399,588
                                               ------------
               ELECTRONICS -- 1.6%
       4,000   IMAX Corp.+ ..................        20,160
      12,000   Intel Corp. ..................       229,560
       3,570   Royal Philips Electronics NV         136,017
      10,000   Samsung Electronics Co.
                 Ltd., GDR (b)(c) ...........     2,992,771
      10,000   Sony Corp., ADR ..............       504,900
      37,240   Trans-Lux Corp. ..............       273,714
       4,000   Zoran Corp.+ .................        68,080
                                               ------------
                                                  4,225,202
                                               ------------
               ENTERTAINMENT -- 14.0%
     254,500   Aruze Corp. ..................     8,876,400

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

       1,161   Corporacion Interamericana de
                 Entretenimiento SA de CV,
                 Cl. B+ .....................  $      3,313
      22,000   Crown Media Holdings Inc.,
                 Cl. A+ .....................       117,260
      31,622   EMI Group plc ................       141,567
      30,000   EMI Group plc, ADR ...........       267,726
     210,416   Gemstar-TV Guide
                 International Inc.+                881,643
      70,000   GMM Grammy Public Co. Ltd ....        13,696
         481   Henley LP+ (a) ...............         1,443
      77,843   Liberty Global Inc., Cl. A+ ..     2,563,370
      75,000   Liberty Global Inc., Cl. C+ ..     2,298,000
      35,500   Liberty Media Corp. -
                 Capital, Cl. A+ ............     3,925,945
         625   Live Nation Inc.+ ............        13,787
     100,000   Shaw Brothers (Hong Kong) Ltd        181,993
      38,000   Six Flags Inc.+ ..............       228,380
      70,000   SMG plc ......................        87,471
      90,000   The Walt Disney Co. ..........     3,098,700
     200,000   Time Warner Inc. .............     3,944,000
      70,000   Viacom Inc., Cl. A+ ..........     2,874,200
     157,000   Vivendi ......................     6,379,914
       6,000   Warner Music Group Corp. .....       102,360
       3,000   World Wrestling Entertainment
                  Inc., Cl. A  ..............        48,900
                                               ------------
                                                 36,050,068
                                               ------------
               HOTELS AND GAMING -- 11.9%
      85,000   Boyd Gaming Corp. ............     4,049,400
      13,000   Churchill Downs Inc. .........       590,070
     150,000   Gaylord Entertainment Co.+....     7,930,500
       4,500   Greek Organization of Football
                 Prognostics SA .............       172,644
       5,000   Harrah's Entertainment Inc. ..       422,250
       3,000   Host Hotels & Resorts Inc. ...        78,930
     118,000   International Game Technology      4,764,840
     482,352   Ladbrokes plc ................     3,820,506
      21,000   Las Vegas Sands Corp.+........     1,818,810
      55,000   Magna Entertainment Corp.,
                 Cl. A+ .....................       200,200
      15,000   Melco PBL Entertainment
                 (Macau) Ltd., ADR+ .........       242,100
      74,000   MGM Mirage+ ..................     5,144,480
      30,000   Pinnacle Entertainment Inc.+         872,100
       6,000   Starwood Hotels & Resorts
                 Worldwide Inc. .............       389,100
       1,600   Wyndham Worldwide Corp.+ .....        54,640
       2,000   Wynn Resorts Ltd. ............       189,720
                                               ------------
                                                 30,740,290
                                               ------------
               PUBLISHING -- 10.6%
      20,000   Arnoldo Mondadori Editore SpA        208,926
      95,000   Belo Corp., Cl. A ............     1,773,650
      20,000   Dow Jones & Co. Inc. .........       689,400
      16,666   Emap plc .....................       248,103

               See accompanying notes to schedule of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2007 (UNAUDITED)

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               PUBLISHING (CONTINUED)
       7,000   Gannett Co. Inc. .............  $    394,030
       2,900   Idearc Inc. ..................       101,790
     144,400   Independent News & Media plc         655,846
         800   John Wiley & Sons Inc., Cl. B         30,300
      10,000   Journal Register Co. .........        59,600
      45,000   Lee Enterprises Inc. .........     1,352,250
      25,653   McClatchy Co., Cl. A .........       810,891
      25,000   Media General Inc., Cl. A ....       954,000
      25,000   Meredith Corp. ...............     1,434,750
     100,000   Nation Multimedia Group
                 Public Co. Ltd.+ (a) .......        28,135
     130,000   New Straits Times Press Berhad        78,959
     300,000   News Corp., Cl. A ............     6,936,000
      40,000   News Corp., Cl. B ............       978,800
     150,000   Oriental Press Group Ltd. ....        28,029
      10,000   Playboy Enterprises Inc., Cl. A+     101,000
     974,000   Post Publishing Public Co.
                 Ltd. (a) ...................       185,703
     145,000   PRIMEDIA Inc.+ ...............       385,700
       2,360   Sanoma WSOY Oyj ..............        70,019
       1,000   Scholastic Corp.+ ............        31,100
     251,520   SCMP Group Ltd. ..............        90,777
     252,671   Singapore Press Holdings Ltd.        732,790
         300   Spir Communication ...........        44,985
       2,000   Sun-Times Media Group Inc.,
                 Cl. A ......................         9,920
      15,000   Telegraaf Media Groep NV .....       514,968
      64,000   The E.W. Scripps Co., Cl. A ..     2,859,520
      40,000   The McGraw-Hill Companies Inc.     2,515,200
      84,000   Tribune Co. ..................     2,697,240
      11,092   United Business Media plc ....       173,084
       4,000   Wolters Kluwer NV ............       120,012
                                               ------------
                                                 27,295,477
                                               ------------
               TOTAL COPYRIGHT/
                 CREATIVITY COMPANIES........   117,081,703
                                               ------------
               DISTRIBUTION COMPANIES -- 50.9%
               BROADCASTING -- 8.6%
       1,560   Asahi Broadcasting Corp. .....       226,375
       6,000   CanWest Global Communications
                 Corp.+  ....................        57,300
      12,000   CanWest Global Communications
                 Corp., Cl. A+  .............       114,959
      18,000   CanWest Global Communications
                 Corp., Sub-Voting+ .........       172,438
      70,000   CBS Corp., Cl. A .............     2,142,700
       6,400   Chubu-Nippon Broadcasting
                 Co. Ltd. ...................        80,652
       5,000   Clear Channel Communications
                 Inc. .......................       175,200
      20,000   Cogeco Inc. ..................       653,963

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------
       1,833   Corus Entertainment Inc.,
                 Cl. B, New York ............  $     70,021
       6,500   Corus Entertainment Inc.,
                 Cl. B, Toronto .............       248,008
       9,000   Cox Radio Inc., Cl. A+ .......       122,850
      72,271   Discovery Holding Co., Cl. A+      1,382,544
         166   Emmis Communications Corp.,
                 Cl. A ......................         1,401
      29,000   Fisher Communications Inc.+ ..     1,409,400
         228   Fuji Television Network Inc.         528,208
      20,000   Granite Broadcasting Corp.+...         1,400
     100,000   Gray Television Inc. .........     1,042,000
      10,000   Gray Television Inc., Cl. A ..       104,500
      10,000   Grupo Radio Centro SA de CV, ADR     127,800
      30,000   Hearst-Argyle Television Inc.        815,700
      65,000   ION Media Networks Inc.+ .....        86,450
       4,550   Lagardere SCA ................       350,341
      45,000   Lin TV Corp., Cl. A+ .........       715,500
       5,140   Media Prima Berhad ...........         3,687
       4,000   Metropole Television SA ......       146,515
       7,000   Nippon Television Network Corp.    1,154,192
       4,650   NRJ Group ....................        75,161
       1,000   NTN Buzztime Inc.+ ...........         1,150
         500   Radio One Inc., Cl. A+ .......         3,235
       1,000   Radio One Inc., Cl. D+ .......         6,460
       1,500   RTL Group (Brussels) .........       181,141
       3,500   RTL Group (New York) .........       420,791
       1,906   SAGA Communications Inc.,
                 Cl. A+ .....................        18,545
      77,000   Salem Communications Corp.,
                 Cl. A ......................       962,500
      80,000   Sinclair Broadcast Group Inc.,
                 Cl. A ......................     1,236,000
      25,000   Societe Television Francaise 1       836,907
       5,000   Spanish Broadcasting System Inc.,
                 Cl. A+ .....................        20,000
      50,000   Television Broadcasts Ltd. ...       312,600
     140,000   Tokyo Broadcasting System Inc.     5,179,905
         258   TV Asahi Corp. ...............       518,890
     240,000   TV Azteca SA de CV, CPO ......       223,948
      26,000   UTV plc ......................       219,110
      33,000   Young Broadcasting Inc., Cl. A+      133,320
                                               ------------
                                                 22,283,767
                                               ------------
               BUSINESS SERVICES -- 0.2%
         800   Avis Budget Group Inc.+ ......        21,856
      15,000   BB Holdings Ltd.+ ............        59,625
       6,000   Carlisle Group Ltd.+ .........        12,752
         500   CheckFree Corp.+ .............        18,545
       1,000   Convergys Corp.+ .............        25,410
       8,000   Interactive Data Corp. .......       198,000
       3,000   Moody's Corp. ................       186,180
         937   OneSource Services Inc.+ .....        11,847
         500   The Dun & Bradstreet Corp. ...        45,600
       2,500   Traffix Inc. .................        13,850
                                               ------------
                                                    593,665
                                               ------------

               See accompanying notes to schedule of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2007 (UNAUDITED)

    SHARES/                                         MARKET
     UNITS                                          VALUE
     -----                                          ------

               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               CABLE -- 8.2%
      16,578   Austar United Communications
                 Ltd.+ ......................  $     20,925
     200,000   Cablevision Systems Corp.,
                 Cl. A+ .....................     6,086,000
      60,000   Charter Communications Inc.,
                 Cl. A+ .....................       167,400
      40,400   Cogeco Cable Inc. ............     1,446,981
      47,250   Comcast Corp., Cl. A+ ........     1,226,138
      10,500   Comcast Corp., Cl. A, Special+       267,435
      15,000   Mediacom Communications Corp.,
                 Cl. A+ .....................       122,100
     270,690   Rogers Communications Inc.,
                 Cl. B, New York ............     8,867,804
      19,310   Rogers Communications Inc.,
                 Cl. B, Toronto .............       632,070
      11,000   Shaw Communications Inc., Cl. B      406,120
      39,000   Shaw Communications Inc., Cl. B,
                 Toronto ....................     1,438,389
      10,000   Time Warner Cable Inc., Cl. A+       374,700
                                               ------------
                                                 21,056,062
                                               ------------
               CLOSED-END FUNDS -- 0.1%
       4,266   Bell Aliant Regional Communications
                 Income Fund ................       109,117
       2,537   Bell Aliant Regional
                 Communications Income
                 Fund+ (a)(b)(c) ............        64,896
                                               ------------
                                                    174,013
                                               ------------
               CONSUMER SERVICES -- 3.7%
      38,000   Best Buy Co. Inc. ............     1,851,360
       4,000   Bowlin Travel Centers Inc.+ ..         7,100
      20,000   H&R Block Inc. ...............       420,800
      90,000   IAC/InterActiveCorp+..........     3,393,900
     160,000   Liberty Media Corp. - Interactive,
                 Cl. A+ .....................     3,811,200
       2,000   Martha Stewart Living Omnimedia
                 Inc., Cl. A  ...............        34,020
       4,000   TiVo Inc.+ ...................        25,400
                                               ------------
                                                  9,543,780
                                               ------------
               DIVERSIFIED INDUSTRIAL -- 1.7%
      32,000   Bouygues SA ..................     2,472,916
      18,432   Contax Participacoes SA, ADR          17,387
      50,000   General Electric Co. .........     1,768,000
       7,700   Hutchison Whampoa Ltd. .......        74,058
       7,908   Malaysian Resources Corp.
                 Berhad+ ....................         5,123
                                               ------------
                                                  4,337,484
                                               ------------
               ENERGY AND UTILITIES -- 0.2%
      20,000   El Paso Electric Co.+.........       527,000
                                               ------------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               ENTERTAINMENT -- 6.4%
       1,000   Blockbuster Inc., Cl. A+ .....  $      6,440
       3,150   British Sky Broadcasting Group
                  plc, ADR ..................       141,120
      12,000   Canal+ Groupe ................       138,500
       4,005   Chestnut Hill Ventures+ (a) ..       113,822
      27,000   DreamWorks Animation SKG Inc.,
                 Cl. A+ .....................       825,660
     478,400   Grupo Televisa SA, ADR .......    14,256,320
     144,000   Rank Group plc ...............       578,783
      13,000   Regal Entertainment Group, Cl. A     258,310
      13,000   Triple Crown Media Inc.+ .....       109,070
                                               ------------
                                                 16,428,025
                                               ------------
               EQUIPMENT -- 1.9%
       6,000   Agere Systems Inc.+ ..........       135,720
       9,000   Alcatel-Lucent, ADR ..........       106,380
      11,000   American Tower Corp., Cl. A+..       428,450
       1,000   Amphenol Corp., Cl. A ........        64,570
       6,000   Andrew Corp.+ ................        63,540
         416   Avaya Inc.+ ..................         4,913
       2,000   CommScope Inc.+ ..............        85,800
      86,000   Corning Inc.+ ................     1,955,640
       1,500   L-3 Communications Holdings Inc.     131,205
      50,000   Motorola Inc. ................       883,500
      17,000   Nextwave Wireless Inc.+ ......       170,000
       4,000   Nortel Networks Corp.+ .......        95,868
       4,000   Nortel Networks Corp., New York+      96,200
      12,000   QUALCOMM Inc. ................       511,920
      40,000   Sycamore Networks Inc.+ ......       149,600
       3,000   The Furukawa Electric Co. Ltd.        18,330
         200   Trestle Holdings Inc.+ .......            31
                                               ------------
                                                  4,901,667
                                               ------------
               FOOD AND BEVERAGE -- 0.1%
       5,282   Compass Group plc. ...........        35,340
       1,249   Pernod-Ricard SA .............       253,307
                                               ------------
                                                    288,647
                                               ------------
               REAL ESTATE -- 0.0%
       2,000   Realogy Corp.+ ...............        59,220
                                               ------------
               SATELLITE -- 1.0%
         300   Asia Satellite Telecommunications
                 Holdings Ltd., ADR .........         6,837
      35,000   EchoStar Communications Corp.,
                 Cl. A+ .....................     1,520,050
       1,000   Lockheed Martin Corp. ........        97,020
       6,000   PT Indosat Tbk, ADR. .........       202,920
          30   SKY Perfect Communications Inc.       17,337
      30,000   The DIRECTV Group Inc.+ ......       692,100
                                               ------------
                                                  2,536,264
                                               ------------

               See accompanying notes to schedule of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2007 (UNAUDITED)

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------


               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS: LONG DISTANCE -- 2.2%
      15,000   AT&T Inc. ....................  $    591,450
       2,500   Embarq Corp. .................       140,875
      35,000   Philippine Long Distance
                 Telephone Co., ADR .........     1,848,000
      70,000   Sprint Nextel Corp. ..........     1,327,200
       1,000   Startec Global Communications
                 Corp.+ (a) .................             2
     600,000   Telecom Italia SpA  ..........     1,711,217
      12,000   Windstream Corp. .............       176,280
                                               ------------
                                                  5,795,024
                                               ------------
               TELECOMMUNICATIONS: NATIONAL -- 5.0%
       9,000   BT Group plc, ADR ............       540,090
       5,000   China Telecom Corp. Ltd., ADR        244,850
       5,000   China Unicom Ltd., ADR .......        70,750
      39,000   Compania de Telecomunicaciones de
                 Chile SA, ADR  .............       363,480
     158,000   Deutsche Telekom AG, ADR .....     2,611,740
      50,000   Elisa Oyj, Cl. A .............     1,448,724
       3,000   France Telecom SA, ADR .......        79,200
       3,305   Hellenic Telecommunications
                 Organization SA+ ...........        90,418
         500   Magyar Telekom Telecommunications
                 plc, ADR  ..................        12,760
          40   Nippon Telegraph & Telephone Corp.   211,473
       4,320   PT Telekomunikasi Indonesia, ADR     186,365
       6,000   Rostelecom, ADR ..............       311,340
      45,000   Swisscom AG, ADR. ............     1,626,750
       2,000   Telecom Corp. of New Zealand
                 Ltd., ADR ..................        54,400
      54,000   Telefonica SA, ADR ...........     3,585,600
      38,000   Telefonos de Mexico SAB de CV,
                 Cl. L, ADR .................     1,269,200
      18,172   TeliaSonera AB ...............       156,794
       2,400   Telstra Corp. Ltd., ADR ......        45,336
           8   Virgin Media Inc. ............           202
                                               ------------
                                                 12,909,472
                                               ------------
               TELECOMMUNICATIONS: REGIONAL -- 6.8%
      15,025   Alltel Corp. .................       931,550
      32,025   BCE Inc. .....................       905,667
       4,000   Brasil Telecom Participacoes
                 SA, ADR ....................       180,360
      15,000   CenturyTel Inc. ..............       677,850
      90,000   Cincinnati Bell Inc.+ ........       423,000
      65,400   Citizens Communications Co. ..       977,730
       3,000   Metromedia International
                 Group Inc.+ ................         4,530
     210,000   Qwest Communications
                 International Inc.+ ........     1,887,900

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

      18,432   Tele Norte Leste Participacoes
                  SA, ADR ...................  $    255,099
      10,000   Telecom Argentina SA,
                 Cl. B, ADR+                        213,400
      65,000   Telephone & Data Systems Inc..     3,875,300
      50,000   Telephone & Data Systems Inc.,
                 Special ....................     2,795,000
      40,000   TELUS Corp. ..................     2,040,710
       4,000   Time Warner Telecom Inc., Cl. A+      83,080
      58,000   Verizon Communications Inc. ..     2,199,360
                                               ------------
                                                 17,450,536
                                               ------------
               WIRELESS COMMUNICATIONS -- 4.8%
      92,000   America Movil SAB de CV, Cl. L,
                 ADR ........................     4,396,680
       3,000   Clearwire Corp., Cl. A+ ......        61,410
         102   Hutchison Telecommunications
                 International Ltd.+ ........           207
     240,000   Jasmine International Public Co.
                 Ltd. (a) ...................         3,016
       1,000   NTT DoCoMo Inc. ..............     1,849,966
      30,000   Price Communications Corp. ...       600,000
      10,800   Rural Cellular Corp., Cl. A+..       129,168
      37,000   SK Telecom Co. Ltd., ADR .....       866,540
         330   Tele Norte Celular
                 Participacoes SA, ADR+ .....         3,102
         825   Telemig Celular Participacoes SA,
                 ADR ........................        30,913
       3,178   Tim Participacoes SA, ADR ....       103,221
      30,000   United States Cellular Corp.+      2,203,500
      18,000   Vimpel-Communications, ADR+ ..     1,707,120
      16,000   Vivo Participacoes SA, ADR ...        56,160
       8,750   Vodafone Group plc, ADR ......       235,025
         250   Xanadoo Co.+ .................        61,875
                                               ------------
                                                 12,307,903
                                               ------------
               TOTAL DISTRIBUTION
                 COMPANIES...................   131,192,529
                                               ------------
               TOTAL COMMON STOCKS...........   248,274,232
                                               ------------
               PREFERRED STOCKS -- 0.6%
               BROADCASTING -- 0.4%
         800   Granite Broadcasting Corp.,
                 12.750% Pfd.+  .............        58,000
         100   Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (a)(b)(c)(e).........     1,000,000
                                               ------------
                                                  1,058,000
                                               ------------
               BUSINESS SERVICES -- 0.2%
      11,741   Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd.,
                 Ser. A+ (a)(b)(c)(e)........       410,938
                                               ------------
               TOTAL PREFERRED STOCKS........     1,468,938
                                               ------------

               See accompanying notes to schedule of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2007 (UNAUDITED)


                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               RIGHTS -- 0.0%
               BROADCASTING -- 0.0%
         292   Granite Broadcasting Corp.,
                 expire 04/02/07+ ...........  $          0
       5,140   Media Prima Berhad,
                 expire 07/18/08+............         2,408
                                               ------------
               TOTAL RIGHTS..................         2,408
                                               ------------
               WARRANTS -- 0.0%
               BROADCASTING -- 0.0%
       5,140   Media Prima Berhad,
                 expire 07/31/08+............         1,933
                                               ------------
               BUSINESS SERVICES -- 0.0%
      62,500   Interep National Radio Sales Inc.,
                 expire 05/06/07+ (a)(b)(c)(e)            0
                                               ------------
               EQUIPMENT -- 0.0%
         541   Alcatel-Lucent, expire 12/10/07+          51
                                               ------------
               PUBLISHING -- 0.0%
      25,000   Nation Multimedia Group Plc,
                 expire 08/22/07+............           793
                                               ------------
               TOTAL WARRANTS................         2,777
                                               ------------
     PRINCIPAL
      AMOUNT
     ---------
               CONVERTIBLE CORPORATE BONDS -- 0.0%
               BUSINESS SERVICES -- 0.0%
  $   50,000   BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12+ (a)(d)....             0
                                               ------------
               U.S. GOVERNMENT OBLIGATIONS -- 3.0%
   7,741,000   U.S. Treasury Bills,
                 4.900% to 5.190%++,
                 04/05/07 to 06/28/07........     7,717,214
                                               ------------

   TOTAL INVESTMENTS -- 100.0%
     (Cost $163,466,030).....................  $257,465,569
                                               ============

   --------------
            Aggregate book cost..............  $166,616,361
                                               ============
            Gross unrealized appreciation....  $ 97,540,872
            Gross unrealized depreciation....    (6,691,664)
                                               ------------
            Net unrealized appreciation
              (depreciation) ................    90,849,208
                                               ============

   --------------
   (a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At March 31, 2007, the market value of fair valued securities amounted to $1,807,965 or 0.70% of total investments.
   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the market value of Rule 144A securities amounted to $4,468,605 or 1.74% of total investments.
   (c) At March 31, 2007, the Fund held investments in restricted and illiquid securities amounting to $4,468,605 or 1.74% of total investments, which were valued under methods approved by the Board, as follows:

                                                                     03/31/07
ACQUISITION                            ACQUISITION   ACQUISITION  CARRYING VALUE
  SHARES     ISSUER                       DATES         COST         PER UNIT
  ------     ------                       -----         ----         --------
  2,537  Bell Aliant Regional
           Communications               05/03/95-
           Income Fund ...............  10/16/00     $   40,139   $    25.5798
    100  Gray Television Inc.,
           8.000% Cv. Pfd., Ser. C ...  04/22/02      1,000,000    10,000.0000
 11,741  Interep National Radio
           Sales Inc.,
           4.000% Cv. Pfd., Ser. A ...  05/03/02      1,081,571        35.0003
 62,500  Interep National Radio
           Sales Inc.
           Warrants expire 05/06/07 ..  05/03/02             --             --
 10,000  Samsung Electronics            08/22/03-
           Co. Ltd., GDR .............  09/22/03      1,805,500       299.2771

   (d) Security in default.
   (e) Illiquid security.
   +   Non-income producing security.
   ++  Represents annualized yield at date of purchase.
   ADR American Depository Receipt
   GDR Global Depository Receipt
   CPO Ordinary Participation Certificate

                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                      ------   ------------
      GEOGRAPHIC DIVERSIFICATION
      North America ..............      65.5%  $168,538,368
      Europe......................      12.9     33,348,602
      Japan.......................      10.0     25,732,145
      Latin America...............       8.4     21,669,676
      Asia/Pacific................       3.2      8,185,778
                                       -----   ------------
                                       100.0%  $257,465,569
                                       =====   ============





               See accompanying notes to schedule of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                  NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)


1. SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC.

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.

2. SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected below. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the counterparty) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
            NOTES TO SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)

      The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation.

      The Fund has entered into two interest rate swap agreements with Citibank N.A. Under the agreements, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swaps at March 31, 2007 are as follows:

                                                                                                            NET
         NOTIONAL                                          FLOATING RATE*              TERMINATION       UNREALIZED
          AMOUNT                 FIXED RATE             (RATE RESET MONTHLY)              DATE          APPRECIATION
         --------                ----------             --------------------           ------------     ------------
        $10,000,000                 4.320%                      5.32%                 April 4, 2013       $311,144
         15,000,000                 3.270                       5.32                  April 4, 2008        295,161

---------------------
* Based on Libor (London Interbank Offered Rate).

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Global Multimedia Trust Inc. (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

--------------------------------------------------------------------------------
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Global Multimedia Trust Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?
     When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                PICTURE OF FLAGS



                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS                                                      OFFICERS

Mario J. Gabelli, CFA                                          Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                            PRESIDENT
   GAMCO INVESTORS, INC.
                                                               Peter D. Goldstein
Dr. Thomas E. Bratter                                             CHIEF COMPLIANCE OFFICER
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY
                                                               Laurissa M. Martire
Anthony J. Colavita                                               VICE PRESIDENT
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                                   James E. McKee
                                                                  SECRETARY
James P. Conn
   FORMER MANAGING DIRECTOR &                                  Agnes Mullady
   CHIEF INVESTMENT OFFICER,                                      TREASURER
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                               LoAn P. Nguyen
Frank J. Fahrenkopf, Jr.                                          VICE PRESIDENT & OMBUDSMAN
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION                                 INVESTMENT ADVISER
                                                               Gabelli Funds, LLC
Anthony R. Pustorino                                           One Corporate Center
   CERTIFIED PUBLIC ACCOUNTANT,                                Rye, New York  10580-1422
   PROFESSOR EMERITUS, PACE UNIVERSITY
                                                               CUSTODIAN
Werner J. Roeder, MD                                           State Street Bank and Trust Company
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL                                           COUNSEL
                                                               Willkie Farr & Gallagher LLP
Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.                                 TRANSFER AGENT AND REGISTRAR
                                                               Computershare Trust Company, N.A.

                                                               STOCK EXCHANGE LISTING
                                                                                                       6.00%
                                                                                          Common     Preferred
                                                                                          ------     ---------
                                                               NYSE-Symbol:                 GGT       GGT PrB
                                                               Shares Outstanding:      14,016,353    993,100

                                                               The Net Asset Value per share
                                                               appears in the Publicly Traded Funds
                                                               column, under the heading
                                                               "Specialized Equity Funds," in
                                                               Monday's The Wall Street Journal. It
                                                               is also listed in Barron's Mutual
                                                               Funds/Closed End Funds section under
                                                               the heading "Specialized Equity
                                                               Funds".

                                                               The Net Asset Value per share may be
                                                               obtained each day by calling (914)
                                                               921-5070.


--------------------------------------------------------------------------------
For   general   information   about  the   Gabelli   Funds,   call   800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
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Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
WWW.GABELLI.COM





                                                    First Quarter Report
                                                    March 31, 2007


                                                                     GGT Q1/2007

ITEM 2. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Multimedia Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     May 22, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     May 22, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)* /s/ Agnes Mullady
                         -------------------------------------------------------
                          Agnes Mullady, Principal Financial Officer & Treasurer


Date     May 22, 2007
    ----------------------------------------------------------------------------




* Print the name and title of each signing officer under his or her signature.